THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       Freedom 4 Wireless, Inc.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 13:14    ACCEPTED DATE:       12-Jul-2005 13:14
FILING DATE:   12-Jul-2005 13:14
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001290785-05-000003

FILE NUMBER(S):
   1. 000-50783

THE PASSWORD FOR LOGIN CIK 0001290785 WILL EXPIRE 07-Jul-2006 17:30.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001290785
      COMPANY:    Freedom 4 Wireless, Inc.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-50783

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       Freedom 4 Wireless, Inc.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 13:23    ACCEPTED DATE:       12-Jul-2005 13:23
FILING DATE:   12-Jul-2005 13:23
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001290785-05-000004

FILE NUMBER(S):
   1. 000-50783

THE PASSWORD FOR LOGIN CIK 0001290785 WILL EXPIRE 07-Jul-2006 17:30.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001290785
      COMPANY:    Freedom 4 Wireless, Inc.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-50783

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       Freedom 4 Wireless, Inc.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 13:26    ACCEPTED DATE:       12-Jul-2005 13:27
FILING DATE:   12-Jul-2005 13:26
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001290785-05-000005

FILE NUMBER(S):
   1. 000-50783

THE PASSWORD FOR LOGIN CIK 0001290785 WILL EXPIRE 07-Jul-2006 17:30.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001290785
      COMPANY:    Freedom 4 Wireless, Inc.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-50783